UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 29, 2009

SMARTHEAT INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53052	98-0514768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +86 (24) 2519-7699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On January 29, 2009, SmartHeat Inc. (the "Company") issued a press release announcing its listing on the NASDAQ Stock Market, the change of its stock trading symbol from "SMHT" to "HEAT" and the entry by members of the Company's senior management in three year lock up agreements.  A copy of the release is attached hereto as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

99.1           Press Release, dated January 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SmartHeat Inc.

	By:	/s/ Jun Wang
Date: January 30, 2009		Name: Jun Wang
Title: Chairman & CEO